MRC Global

4Q 2023 Earnings Presentation

February 13, 2024







Rob Saltiel
President & CEO

Kelly Youngblood
Executive Vice President & CFO

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as "will," "expect," "look forward," "guidance," "targeted", "goals", and similar expressions are intended to identify forward-looking statements. Statements about the company's business, including its strategy, its industry, the company's future profitability, the company's guidance on its sales, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, Adjusted SG&A, Gross Profit, Gross Profit percentage, Adjusted Gross Profit, Adjusted Gross Profit percentage, Net Debt, Tax Rate, Capital Expenditures and Cash from Operations, Free Cash Flow, Free Cash Flow after Dividends, growth in the company's various markets and the company's expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management's expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company's SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements, including the company's Current Report on Form 8-K dated February 13, 2024.

For a discussion of key risk factors, please see the risk factors disclosed in the company's SEC filings, which are available on the SEC's website at www.sec.gov and on the company's website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com.

Undue reliance should not be placed on the company's forward-looking statements. Although forward-looking statements reflect the company's good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company's actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

Non-GAAP Disclaimer

In this presentation, the company is providing certain non-GAAP financial measures. These are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives. The following GAAP measures have the following non-GAAP measures presented and derived from the respective GAAP measures:

- **Net Income (adjusted EBITDA)**
- **Net Income margin (adjusted EBITDA margin)**
- **Gross profit (Adjusted Gross Profit)**
- **Gross profit percentage (Adjusted Gross Profit percentage)**
- **Net Income (adjusted Net Income)**
- **Diluted Earnings per Share (adjusted diluted EPS)**
- **Selling, general and administrative expense (adjusted SG&A)**
- **Net cash provided by operations (free cash flow and free cash flow after dividends)**
- **Long-term debt, net (Net Debt)**
- **Return on Invested Capital (ROIC), Adjusted for LIFO**

They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the company.

Executive Summary - Financial Highlights

4Q 2023 & Full Year 2023

Balance sheet

- Cash flow from operations of $89 million in 4Q23 for a total of $181 million in 2023
- Net debt leverage of 0.7x, the lowest in MRC Global's public company history – *a new record*
- Solid liquidity position of $741 million

Efficiency

- Most efficient net working capital to sales ratio of 15.5% in MRC Global's public company history – *a new record*

Profitability

- Adjusted EBITDA margins of 6.3% in 4Q23 and 7.3% in 2023, with two consecutive years above 7%
- Adjusted Gross Profit percentage
  - 21.9% in 4Q23, the 7th consecutive quarter above 21%
  - 21.5% in 2023, the highest annual result in MRC Global's public company history – *a new record*
- Revenue
  - 4Q23: $768M, down 12% over 4Q22
  - 2023: $3.412B, up 1% over 2022

Note: See reconciliations of GAAP to non-GAAP measures in our appendix. Also see our Current Report on Form 8-K dated February 13, 2024, for a reconciliation of non-GAAP measures to their closest GAAP measures and for a discussion of forward-looking statements and the factors that might impact the various items in the 2024 Outlook.

Fourth Quarter 2023 Results – Key Metrics

Revenue Generation

Revenue **$768M**

- **14%** below 3Q23
- **12%** below 4Q22

E-commerce

- **65.5%** of U.S. orders digital - **336 bps** increase over 4Q22
- **53%** of total orders digital - **276 bps** increase over 4Q22

Debt Management

Total Debt **$301M**

Net debt **$170M**

Leverage ratio **0.7x**

Cost Control

SG&A **16.3%** of revenue

Adjusted SG&A **16.1%** of revenue

Working Capital Efficiency

Net working capital to sales ratio **15.5%**

Profitability

Net income attributable to common stockholders **$15M**

Adjusted EBITDA **$48M** or **6.3%** of revenue

Cash Generation & Liquidity

Cash generated from operations **$89M**

Liquidity **$741M**

Gross Margin

Gross profit percentage **19.9%**

Adjusted gross profit percentage **21.9%**

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Fourth Quarter 2023 Results – Sequential Changes

SEGMENT: Revenue Highlights 4Q23 vs. 3Q23

U.S.: Decreased **$112 million**, or **15%**. The Gas Utilities sector experienced a **$59** million, or **19%**, decline from customer's destocking, seasonal declines, non-recurring projects and decreased product purchases due to higher interest rates and construction cost inflation. PTI sector sales declined $34 million, or 15%, due to lower year-end customer activity and seasonality. The DIET sector declined **$19** million, or **9%**, due to the conclusion of various projects and lower turnaround activity.

Canada: Decreased **$10 million**, or **26%**, primarily due to the PTI sector.

International: Increased **$2 million**, or **2%**, from growth in the PTI and DIET sectors. The PTI sector increase was driven by activity in Norway, the Middle East and the U.K. The DIET sector increase was driven by energy transition activity as well as project activity in Europe.

SECTOR: Revenue Highlights 4Q23 vs. 3Q23

Gas Utilities: Declined **$61 million**, or **19%**, driven by the U.S. segment.

Downstream, Industrial & Energy Transition: Decreased **$21 million**, or **8%**, driven by the U.S. segment.

Production & Transmission Infrastructure: Decreased **$38 million**, or **13%**, driven by the U.S. segment followed by the Canada segment.

Quarterly Financial Performance - GAAP

($ millions, except per share data)

SALES


$869
$888
$768
$3,363
$3,412
4Q22
3Q23
4Q23
YTD 2022
YTD 2023

GROSS PROFIT & % MARGIN


$158
$183
$153
$610
$690
18.2%
20.6%
19.9%
18.1%
20.2%
4Q22
3Q23
4Q23
YTD 2022
YTD 2023

NET INCOME & % MARGIN


$21
$35
$21
$75
$114
2.4%
3.9%
2.7%
2.2%
3.3%
4Q22
3Q23
4Q23
YTD 2022
YTD 2023

DILUTED EPS


$0.18
$0.33
$0.17
$0.60
$1.05
4Q22
3Q23
4Q23
YTD 2022
YTD 2023

Quarterly Financial Performance - Adjusted

($ millions, except per share data)

ADJUSTED GROSS PROFIT & % MARGIN[1]


$184
$189
$168
$715
$732
21.2%
21.3%
21.9%
21.3%
21.5
4Q22
3Q23
4Q23
YTD 2022
YTD 2023

ADJUSTED EBITDA & % MARGIN[1]


$66
$70
$48
$261
$250
7.6%
7.9%
6.3%
7.8%
7.3%
4Q22
3Q23
4Q23
YTD 2022
YTD 2023

ADJUSTED DILUTED EPS[1]


$0.32
$0.32
$0.23
$1.19
$1.13
4Q22
3Q23
4Q23
YTD 2022
YTD 2023

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Focused on Returns – Creating More Value for Shareholders

- ROIC is a key metric for capital stewardship and shareholder value creation
- Improvement in ROIC is enabled by increased profitability and enhanced efficiency of inventory and financial working capital
- Second year with double-digit returns


Return on Invested Capital, net of LIFO
4.9%
11.0%
10.3%
2021
2022
2023

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Strong Balance Sheet & Financial Flexibility *($ millions)*

TOTAL DEBT


$340
$303
$301
4Q22
3Q23
4Q23

	4Q22	3Q23	4Q23
Net Debt[1]:	$308	$251	$170
Net Leverage[2]:	1.2x	0.9x	0.7x

CAPITAL STRUCTURE

December 31, 2023	
Cash and Cash Equivalents	**$ 131**
Total Debt (including current portion):	
Term Loan B due 2024 (net of discount & deferred financing costs)	$ 292
Global ABL Facility due 2026	9
Total Debt	$ 301
Preferred stock	355
Common stockholders' equity	488
Total Capitalization	**$ 1,144**
Liquidity	**$ 741**

CASH FLOW FROM OPERATIONS


$10
$102
$89
$(20)
$181
4Q22
3Q23
4Q23
YTD 2022
YTD 2023

WORKING CAPITAL TO SALES RATIO[3]


16.2%
16.6%
15.5%
4Q22
3Q23
4Q23

1. Net debt is calculated as total debt less cash. See reconciliation in the appendix.
2. Net leverage multiples represent net debt / trailing twelve months adjusted EBITDA. Net debt is total debt less cash.
3. Working capital to sales ratio is defined as working capital, net of cash divided by trailing twelve months sales. Calculated with GAAP figures.

Financial Outlook

2024 Targets

Profitability (annual)

- Revenue – flat to down low to mid-single digits from 2023
  - DIET - modestly higher
  - PTI - modestly lower
  - Gas Utilities - down for the full year with recovery in the second half of 2024
- Adjusted Gross Profit – average 21% or better
- Adjusted EBITDA – average 7%
- SG&A/Sales % – average under 15%

Cash Flow (annual)

- Capital expenditures – $40 - 45 million for 2024 – includes ERP system
- Cash flow from operations 2024 – $200 million

Sequential Quarterly Revenue (1Q24 compared to 4Q23)

- Total company - flat to modestly lower
- PTI & Gas Utilities – flattish
- DIET – modest decline

Note: See our Current Report on Form 8-K dated February 13, 2024, for a reconciliation of non-GAAP measures to their closest GAAP measures and for a discussion of forward-looking statements and the factors that might impact the various items in the 2024 Outlook.

Well Positioned for Long Term Growth, Underpinned by Strong Fundamentals







- Gas Utilities remains a strong growth engine due to customer capital expenditure drivers relating to safety and integrity, emissions reduction and meter modernization despite near-term destocking
- DIET fundamentals supported by increased maintenance spend on downstream assets and new energy transition projects enabled by government stimulus and energy security considerations
- Expanding project management expertise provides new growth opportunities in multiple sectors, complementing our traditional MRO capabilities
- Strong long-term traditional energy fundamentals stemming from demand growth and underinvestment indicate a multi-year upcycle, benefiting our Production and Transmission Infrastructure sector
- Diligent working capital management enables unlocking cash from the balance sheet

APPENDIX

Adjusted Gross Profit Reconciliation

($ millions)	THREE MONTHS ENDED						YEAR ENDED			
	December 31, 2023		September 30, 2023		December 31, 2022		2023		2022	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 768		$ 888		$ 869		$ 3,412		$ 3,363	
Gross profit	$ 153	19.9%	$ 183	20.6%	$ 158	18.2%	$ 690	20.2%	$ 610	18.1%
Depreciation and amortization	4		5		4		19		18	
Amortization of intangibles	6		5		6		21		21	
Increase (decrease) in LIFO reserve	5		(4)		16		2		66	
Adjusted Gross Profit	$ 168	21.9%	$ 189	21.3%	$ 184	21.2%	$ 732	21.5%	$ 715	21.3%

Note: Adjusted gross profit is a non-GAAP measure. For a discussion of the use of adjusted gross profit, see our Current Report on Form 8-K dated February 13, 2024.

Adjusted SG&A Reconciliation

($ millions)	THREE MONTHS ENDED December 31, 2023		September 30, 2023		December 31, 2022	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 768		$ 888		$ 869	
SG&A	$ 125	16.3%	$ 126	14.2%	$ 123	14.2 %
Severance and restructuring	-		-		(1)	
Customer settlement	-		(3)		-	
Activism response legal and consulting fees	(1)		-		-	
Adjusted SG&A	$ 124	16.1%	$ 123	13.9%	$ 122	14.0%

Note: Adjusted SG&A is a non-GAAP measure. For a discussion of the use of adjusted SG&A, see our Current Report on Form 8-K dated February 13, 2024.

Adjusted EBITDA Reconciliation

($ millions)	THREE MONTHS ENDED December 31, 2023		September 30, 2023		December 31, 2022		YEAR ENDED 2023		2022	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 768		$ 888		$ 869		$ 3,412		$ 3,363	
Net income	$ 21	2.7%	$ 35	3.9%	$ 21	2.4%	$ 114	3.3%	$ 75	2.2%
Income tax expense	2		14		12		39		35	
Interest expense	6		9		7		32		24	
Depreciation and amortization	4		5		4		19		18	
Amortization of intangibles	5		5		6		20		21	
Severance and restructuring	-		-		1		-		1	
Non-recurring IT related professional fees	-		-		-		1		-	
Increase (decrease) in LIFO reserve	5		(4)		16		2		66	
Equity-based compensation expense	4		3		4		14		13	
Activism response legal and consulting costs	1		-		-		1		-	
Customer settlement	-		3		-		3		-	
Asset disposal	-		-		-		1		-	
Foreign currency (gains) losses	-		-		(5)		4		8	
Adjusted EBITDA	$ 48	6.3%	$ 70	7.9%	$ 66	7.6%	$ 250	7.3%	$ 261	7.8%

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated February 13, 2024.

Adjusted Net Income Attributable to Common Stockholders Reconciliation

($ millions)	THREE MONTHS ENDED December 31, 2023		September 30, 2023		December 31, 2022		YEAR ENDED 2023		2022	
	Amount	Per Share*	Amount	Per Share (1)	Amount	Per Share	Amount	Per Share*	Amount	Per Share
Net income attributable to common stockholders	$ 15	$ 0.17	$ 29	$ 0.33	$ 15	$ 0.18	$ 90	$ 1.05	$ 51	$ 0.60
Non-recurring IT related professional fees, net of tax	-	-	-	-	-	-	1	0.01	-	-
Asset disposal, net of tax	-	-	-	-	-	-	1	0.01	-	-
Customer settlement, net of tax	-	-	2	0.02	-	-	2	0.02	-	-
Activism response legal and consulting costs	1	0.01					1	0.01		
Increase (decrease) in LIFO reserve, net of tax	4	0.04	(3)	(0.03)	12	0.14	2	0.02	50	0.59
Adjusted net income attributable to common stockholders	$ 20	$ 0.23	$ 28	$ 0.32	$ 27	$ 0.32	$ 97	$ 1.13	$ 101	$ 1.19

Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated February 13, 2024.

(1) Earnings per share represents diluted earnings per share. For the three months ended September 30, 2023, the diluted earnings per common share calculation is calculated as net income of $35 million divided by 105.9 million shares.

Net Debt & Leverage Ratio Calculation

($ millions)	December 31, 2023	September 30, 2023	December 31, 2022
Long-term debt	**$ 9**	**$ 300**	**$ 337**
Plus: current portion of debt obligations	292	3	3
Total debt	**$ 301**	**$ 303**	**$ 340**
Less: cash	131	52	32
Net debt	**$ 170**	**$ 251**	**$ 308**
Net debt	$ 170	$ 251	$ 308
Trailing twelve months adjusted EBITDA	250	268	261
Leverage ratio	**0.7x**	**0.9x**	**1.2x**

Note: Net debt and leverage ratio are non-GAAP measures. For a discussion of the use of net debt, see our Current Report on Form 8-K dated February 13, 2024.

Return on Invested Capital (ROIC), Adjusted for LIFO

($ millions)	2023	2022	2021
Net Income (loss)	$ 114	$ 75	$ (14)
Interest expense, net of tax	24	18	17
Net Operating Profit After Tax (NOPAT)	**$ 138**	**$ 93**	**$ 3**
LIFO expense, net of tax	2	50	58
NOPAT, net of LIFO	**$140**	**$ 143**	**$ 61**
Long-term debt	$ 301	$ 340	$ 297
Shareholders' equity	488	386	323
Preferred stock	355	355	355
Operating lease liabilities (short and long-term)	220	218	210
Invested Capital	**$ 1,364**	**$ 1,299**	**$ 1,185**
Average Invested Capital	$ 1,332	$ 1,242	$ 1,249
Average Invested Capital, net of LIFO	**$ 1,358**	**$ 1,296**	**$ 1,270**
ROIC, including LIFO	**10.4%**	**7.5%**	**0.2%**
ROIC, Adjusted for LIFO	**10.3%**	**11.0%**	**4.9%**

Note: ROIC, including LIFO, was calculated from GAAP measures by dividing Invested Capital by NOPAT. ROIC, Adjusted for LIFO, was calculated from non-GAAP adjusted measures by dividing Invested Capital, net of LIFO, by NOPAT, net of LIFO. Utilizing ROIC calculated using the non-GAAP measures is not better than ROIC calculated using the GAAP measures. However, the company presents ROIC, Adjusted for LIFO, because the company believes it provides useful comparisons of the company's ROIC to other distribution companies, including those companies with whom we compete in the distribution of pipe, valves and fittings, many of which do not utilize LIFO inventory costing methodology. The impact of the LIFO inventory costing methodology can cause results to vary substantially from company to company depending upon whether they elect to utilize LIFO and depending upon which method they may elect. The company believes that NOPAT and Invested Capital are the financial measures calculated and presented in accordance with U.S. GAAP that is most directly compared to NOPAT, net of LIFO, and Invested Capital, Net of LIFO, used in the calculation of ROIC, Adjusted for LIFO.

Free Cash Flow Yield Reconciliation

($ millions, except share price)	2023
Cash Flow from Operations	$181
Less: Cash From Investing Activities	(14)
Free Cash Flow	**$167**
Stock price 12/31/23	$11.01
Shares Outstanding	84.3
Market Capitalization	928
Free Cash Flow Yield	18%